TRANSPARENT VALUE TRUST

SUPPLEMENT DATED SEPTEMBER 12, 2011

TO THE PROSPECTUS DATED JANUARY 28, 2011

The following information replaces in its entirety the last paragraph under the subsection “Excessive Trading Policies and Procedures” under the section “Other Policies” on page 60 of the Prospectus:

The redemption fee may not apply to certain categories of redemptions, such as those that a Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) redemptions by participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; and (vi) redemptions by participants in investment programs administered by financial intermediaries where the parameters of the program require periodic rebalancing and/or other asset allocation trading. The redemption fee will not be applied on redemptions made because the account does not meet the applicable minimum account size, or because the Funds are unable to verify the account holder’s identity within a reasonable time after the account is opened. Each Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.